Brian D. Ball, Professional Engineer The Mosaic Company 101 East Kennedy BLVD, Suite 2500 Tampa FL 33602 CONSENT OF QUALIFIED PERSON I, Brian D. Ball, state that I am responsible for preparing or supervising the preparation of part(s) of the technical report summary titled Florida Phosphate Mining Technical Report Summary with an effective date of December 31, 2022, as signed and certified by me (the “Technical Report Summary”). Furthermore, I state that: (a) I consent to the public filing of the Technical Report Summary by The Mosaic Company; (b) the document that the Technical Report Summary supports is the annual report on Form 10-K for the year ended December 31, 2022 (the “Document”); (c) I consent to the use of my name, or any quotation from or summarization in the Document of the parts of the Technical Report Summary for which I am responsible, to the filing of the Technical Report Summary as an exhibit to the Document, and to the incorporation of such information into the following registration statements: Nos. 333-260777, 333-175087, 333-177251, and 333-216133 on Form S-3 and registration statements Nos. 333-120501, 333-120503, 333-120878, 333-142268, and 333-198332 on Form S-8; (d) I confirm that I have read the Document, and that the Document fairly and accurately reflects, in the form and context in which it appears, the information in the Technical Report Summary or in the part(s) thereof for which I am responsible. Dated at Lithia, Florida this _15__ day of February, 2023. /s/ Brian D. Ball Brian D. Ball, Professional Engineer Florida Board of Professional Engineers, License #75165 Exhibit 23.2

Gonglun Chen, Ph.D., Professional Engineer The Mosaic Company 101 East Kennedy BLVD, Suite 2500 Tampa FL 33602 CONSENT OF QUALIFIED PERSON I, Gonglun Chen, state that I am responsible for preparing or supervising the preparation of part(s) of the technical report summary titled Florida Phosphate Mining Technical Report Summary with an effective date of December 31, 2022, as signed and certified by me (the “Technical Report Summary”). Furthermore, I state that: (a) I consent to the public filing of the Technical Report Summary by The Mosaic Company; (b) the document that the Technical Report Summary supports is the annual report on Form 10-K for the year ended December 31, 2022 (the “Document”); (c) I consent to the use of my name, or any quotation from or summarization in the Document of the parts of the Technical Report Summary for which I am responsible, to the filing of the Technical Report Summary as an exhibit to the Document, and to the incorporation of such information into the following registration statements: Nos. 333-260777, 333-175087, 333-177251, and 333-216133 on Form S-3 and registration statements Nos. 333-120501, 333-120503, 333-120878, 333-142268, and 333-198332 on Form S-8; (d) I confirm that I have read the Document, and that the Document fairly and accurately reflects, in the form and context in which it appears, the information in the Technical Report Summary or in the part(s) thereof for which I am responsible. Dated at South Bradley, Florida this __17__ day of February, 2023. /s/ Gonglun Chen Gonglun Chen, Ph.D. Professional Engineer, Florida Mining License #73937

Kevin D. Farmer, Professional Geologist The Mosaic Company 101 East Kennedy BLVD, Suite 2500 Tampa FL 33602 CONSENT OF QUALIFIED PERSON I, Kevin D. Farmer, state that I am responsible for preparing or supervising the preparation of part(s) of the technical report summary titled Florida Phosphate Mining Technical Report Summary with an effective date of December 31, 2022, as signed and certified by me (the “Technical Report Summary”). Furthermore, I state that: (a) I consent to the public filing of the Technical Report Summary by The Mosaic Company; (b) the document that the Technical Report Summary supports is the annual report on Form 10-K for the year ended December 31, 2022 (the “Document”); (c) I consent to the use of my name, or any quotation from or summarization in the Document of the parts of the Technical Report Summary for which I am responsible, to the filing of the Technical Report Summary as an exhibit to the Document, and to the incorporation of such information into the following registration statements: Nos. 333-260777, 333-175087, 333-177251, and 333-216133 on Form S-3 and registration statements Nos. 333-120501, 333-120503, 333-120878, 333-142268, and 333-198332 on Form S-8; (d) I confirm that I have read the Document, and that the Document fairly and accurately reflects, in the form and context in which it appears, the information in the Technical Report Summary or in the part(s) thereof for which I am responsible. Dated at Lithia, Florida this _16__ day of February, 2023. /s/ Kevin D. Farmer Kevin D. Farmer Professional Geologist, State of Florida (PG-2735) Registered Member of the Society for Mining, Metallurgy & Exploration (Member #4207068)

Bethany Niec, Professional Engineer The Mosaic Company 101 East Kennedy BLVD, Suite 2500 Tampa FL 33602 CONSENT OF QUALIFIED PERSON I, Bethany Niec, state that I am responsible for preparing or supervising the preparation of part(s) of the technical report summary titled Florida Phosphate Mining Technical Report Summary with an effective date of December 31, 2022, as signed and certified by me (the “Technical Report Summary”). Furthermore, I state that: (a) I consent to the public filing of the Technical Report Summary by The Mosaic Company; (b) the document that the Technical Report Summary supports is the annual report on Form 10-K for the year ended December 31, 2022 (the “Document”); (c) I consent to the use of my name, or any quotation from or summarization in the Document of the parts of the Technical Report Summary for which I am responsible, to the filing of the Technical Report Summary as an exhibit to the Document, and to the incorporation of such information into the following registration statements: Nos. 333-260777, 333-175087, 333-177251, and 333-216133 on Form S-3 and registration statements Nos. 333-120501, 333-120503, 333-120878, 333-142268, and 333-198332 on Form S-8; (d) I confirm that I have read the Document, and that the Document fairly and accurately reflects, in the form and context in which it appears, the information in the Technical Report Summary or in the part(s) thereof for which I am responsible. Dated at Lithia, Florida this _14__ day of February, 2023. /s/ Bethany Niec Bethany Niec Professional Engineer, Florida Board of Professional Engineers, License #68437

Robert Wright, Professional Engineer The Mosaic Company 101 East Kennedy BLVD, Suite 2500 Tampa FL 33602 CONSENT OF QUALIFIED PERSON I, Tyler Wright, state that I am responsible for preparing or supervising the preparation of part(s) of the technical report summary titled Florida Phosphate Mining Technical Report Summary with an effective date of December 31, 2022, as signed and certified by me (the “Technical Report Summary”). Furthermore, I state that: (a) I consent to the public filing of the Technical Report Summary by The Mosaic Company; (b) the document that the Technical Report Summary supports is the annual report on Form 10-K for the year ended December 31, 2022 (the “Document”); (c) I consent to the use of my name, or any quotation from or summarization in the Document of the parts of the Technical Report Summary for which I am responsible, to the filing of the Technical Report Summary as an exhibit to the Document, and to the incorporation of such information into the following registration statements: Nos. 333-260777, 333-175087, 333-177251, and 333-216133 on Form S-3 and registration statements Nos. 333-120501, 333-120503, 333-120878, 333-142268, and 333-198332 on Form S-8; (d) I confirm that I have read the Document, and that the Document fairly and accurately reflects, in the form and context in which it appears, the information in the Technical Report Summary or in the part(s) thereof for which I am responsible. Dated at Fort Meade, Florida this _20_ day of February, 2023. /s/ Robert Wright Robert Wright Professional Engineer, State of Florida, License #78507

Scott Wuitschick, Professional Engineer The Mosaic Company 101 East Kennedy BLVD, Suite 2500 Tampa FL 33602 CONSENT OF QUALIFIED PERSON I, Scott Wuitschick, state that I am responsible for preparing or supervising the preparation of part(s) of the technical report summary titled Florida Phosphate Mining Technical Report Summary with an effective date of December 31, 2022, as signed and certified by me (the “Technical Report Summary”). Furthermore, I state that: (a) I consent to the public filing of the Technical Report Summary by The Mosaic Company; (b) the document that the Technical Report Summary supports is the annual report on Form 10-K for the year ended December 31, 2022 (the “Document”); (c) I consent to the use of my name, or any quotation from or summarization in the Document of the parts of the Technical Report Summary for which I am responsible, to the filing of the Technical Report Summary as an exhibit to the Document, and to the incorporation of such information into the following registration statements: Nos. 333-260777, 333-175087, 333-177251, and 333-216133 on Form S-3 and registration statements Nos. 333-120501, 333-120503, 333-120878, 333-142268, and 333-198332 on Form S-8; (d) I confirm that I have read the Document, and that the Document fairly and accurately reflects, in the form and context in which it appears, the information in the Technical Report Summary or in the part(s) thereof for which I am responsible. Dated at Lithia, Florida this _20_ day of February, 2023. /s/ Scott Wuitschick Scott Wuitschick Professional Engineer, State of Florida, License #54648